Exhibit 99.1

VIRGIN ORBIT, A RESPONSIVE LAUNCH AND SPACE SOLUTIONS COMPANY, TO BECOME PUBLICLY TRADED ON NASDAQ THROUGH A BUSINESS COMBINATION WITH NEXTGEN ACQUISITION CORP. II

●	Virgin Orbit has entered into a definitive agreement to become publicly traded on Nasdaq through a business combination with NextGen Acquisition Corp. II (NASDAQ: NGCA) that values Virgin Orbit at $3.2 billion

●	Virgin Orbit’s highly differentiated air launch technology enables satellite launches at any time, from any place, and to any orbit

●	Virgin Orbit has rapidly moved into successful commercial operations with three launches in just thirteen months and a 100% success rate on revenue-generating missions

●	Business Combination is being accompanied by a $100 million fully-committed PIPE led by strategic and institutional investors including Boeing and AE Industrial Partners, in addition to existing Virgin Orbit investors and NextGen

●	Business combination and PIPE transaction will provide up to $483 million in growth capital (assuming no redemptions) to further scale rocket manufacturing to meet customer demand, and to fund growth in its space solutions business and Virgin Orbit’s ongoing product development initiatives

●	Combined company’s common stock expected to trade on the Nasdaq under the symbol “VORB” upon closing; business combination expected to be completed around the end of the year

Long Beach, California — August 23, 2021 — Virgin Orbit, the responsive launch and space solutions company, through its parent company Vieco USA, Inc. (“Virgin Orbit” or the “Company”) and NextGen Acquisition Corp. II (“NextGen”) (NASDAQ: NGCA), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement (the “Merger Agreement”) under which Virgin Orbit will become a publicly-traded company.

Upon closing, the transaction is expected to provide the combined company up to $483 million in cash proceeds, including up to $383 million of cash held in the trust account of NextGen (assuming no redemptions) and a $100 million fully committed PIPE; the combined company will retain the Virgin Orbit name and is expected to be listed on Nasdaq under the ticker symbol “VORB.” The transaction values Virgin Orbit at an implied pro forma enterprise value of approximately US$3.2 billion and is expected to close around the end of the year, subject to, among other things, approval by NextGen’s shareholders and the satisfaction or waiver of other customary closing conditions.

Virgin Orbit’s existing shareholder base is comprised of Virgin Group, (“Virgin”), Mubadala Investment Company (“Mubadala”), and management and employees. Existing Virgin Orbit shareholders will roll 100% of their equity into the combined company. Assuming no redemptions by NextGen’s shareholders, existing Virgin Orbit shareholders are expected to retain ownership of approximately 85% of the combined company, NextGen’s public shareholders are expected to own approximately 10% of the combined company, with PIPE investors and the SPAC sponsor expected to own approximately 3% and 2%, respectively, in each case, immediately following closing.

OVERVIEW OF VIRGIN ORBIT

LAUNCH

Virgin Orbit has developed a proprietary air-launch technology, coupled with world-class manufacturing infrastructure and a proven team to transform space access for a diverse and global customer base. Since its founding in 2017, Virgin Orbit has developed the world’s first air-launched, liquid-fueled launch system.

The Company’s most recent successful launch – conducted on June 30, 2021 – precisely delivered satellites for commercial and national security customers from the US and abroad directly into their target orbits. In January 2021, the Company successfully launched satellites for NASA.

Virgin Orbit uses a customized 747 aircraft as a mobile launch site, a flying mission control, and a fully-reusable first stage vehicle. By beginning each mission at approximately 35,000 feet above sea level and already travelling at a high speed, the simple and reliable LauncherOne rocket achieves a significant performance advantage over grounded launch sites while reducing local carbon emissions and acoustic impacts at the launch site when compared to a traditional ground launch.

The mobility of the system also allows Virgin Orbit to bring launch capabilities to dozens of nations that currently have space agencies and satellite industries but no domestic launch capability. The Company has been selected by the United Kingdom and Brazil to bring launch to those nations’ shores, in addition to Virgin Orbit’s announced launch site in Japan and multiple locations in the United States.

Having already successfully delivered satellites into precisely targeted orbit for the US Department of Defense and other national security customers, Virgin Orbit’s proven technology can also be leveraged to serve a diverse portfolio of defense and national security applications. Virgin Orbit’s ability to launch responsively from any location around the world delivers a valuable deterrent in ensuring the resiliency and replaceability of critical satellite infrastructure assets.

SPACE-ENABLED DATA AND ANALYTICS SERVICES

Virgin Orbit is selectively investing with constellation partners to provide end-to-end, value-added services for Earth Observation and the Internet of Things (IoT) applications, using the “Satellites as a Service” model. Virgin Orbit’s IoT offering will focus on connectivity applications for ship management, aircraft, pipeline monitoring, and intelligent agriculture, which has the potential to help improve efficiency across some of the world’s biggest industries.

Virgin Orbit is well positioned to expand through its combination of global reach; collaborative partnerships with customers and unique ability to provide end-to-end secure services through in-country launch with its transportable and mobile launch system. Virgin Orbit will seek to expand its Satellite as a Service activities beyond the previously announced investments in innovative satellite companies such as ArQit, HyperSat, and others. Virgin Orbit is entering into commercial partnerships with BigBear.ai and Redwire to develop and enhance next generation space solutions offerings.

MANAGEMENT COMMENTS

Sir Richard Branson, the Founder of Virgin Orbit, said “The Virgin Orbit team has proven its ability to create new ideas, new approaches, and new capabilities. They are building on the incredible foundation of their rapid transition into successful commercial launch operations to find new ways to solve big problems that uplift our customers’ amazing ideas, again and again. I’m very excited we are taking Virgin Orbit public, with the support of our partners at NextGen and our other wonderful investors. It’s another milestone for empowering all of those working today to build space technology that will positively change the world.”

Dan Hart, the CEO of Virgin Orbit, said “We’ve built Virgin Orbit in order to change the business of satellite launch and to open space for everyone, globally. Whether it’s engaging with world leaders at the G7 Summit or seeing the smiles on the faces of our international community of customers after our most recent launch, our mission gets more exciting with every step we take. Our success in launch has driven the business forward, and now we expect this investment will enable us to build on our R&D efforts and our incredible team. We are driving innovation with world-class design and advanced manufacturing capabilities, our unrivaled mobility of launch, and our exciting space solutions services.”

George Mattson and Greg Summe, the Co-Founders of NextGen, said “We are delighted that our search for a great company, with strong organic growth in a large and growing market, disruptive technology and a world class management team has led to our partnership with Virgin Orbit. The space economy is developing rapidly and Virgin Orbit is well positioned to benefit through its ability to competitively launch at any time, from any place on Earth, to any orbit and inclination. This is a truly unique and differentiating capability. We have worked with Sir Richard and the Virgin Group on various projects, including Virgin Galactic, over the last few years and admire their vision and commitment as they have built Virgin Orbit from an idea to a commercial reality. We look forward to leveraging our industry and financial experience, along with our public company leadership and governance experience to help Virgin Orbit deliver the next chapter of its exciting journey as a public company.”

Abdulla Shadid, Executive Director, Growth & M&A at Mubadala, said “Virgin Orbit is a game changer for the small satellite launch and space solutions industry and its listing is expected to be yet another milestone in its continuing success story. Our investment in Virgin Orbit since its inception is a reflection of our confidence in the company’s ability to carve out a leading role in this sector. It also complements the broad objectives of the UAE’s national space strategy, as reflected in the recent successful “Hope” satellite mission to Mars.”

TRANSACTION SUMMARY

On August 22, 2021, Virgin Orbit has entered into the Merger Agreement to become publicly traded on Nasdaq through a business combination with NextGen. The transaction values Virgin Orbit at an implied pro forma enterprise value of approximately $3.2 billion. The combined company is expected to receive approximately $483 million of gross proceeds from the combination of approximately $383 million of cash held in NGCA’s trust account (assuming no redemptions) and a fully committed common stock PIPE offering of $100 million at $10.00 per share.

Proceeds from the business combination and PIPE transaction are expected to provide growth capital to further scale rocket manufacturing to meet customer demand and to fund growth in its space solutions business and Virgin Orbit’s ongoing product development initiatives.

The boards of directors of both Virgin Orbit and NextGen have unanimously approved the proposed business combination, which is expected to be around the end of the year subject to, among other things, the approval by NextGen’s shareholders and the satisfaction or waiver of other customary closing conditions.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by NextGen today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

ADVISORS

Credit Suisse Securities (USA) LLC is serving as lead financial advisor and lead capital markets advisor to Virgin Orbit and co-lead placement agent for the PIPE transaction. Perella Weinberg Partners L.P. and LionTree LLC are also serving as additional financial advisors to Virgin Orbit.

Latham & Watkins LLP is serving as legal advisor to Virgin Orbit.

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to NextGen and as co-lead placement agent for the PIPE transaction. Rothschild & Co is acting as an additional financial advisor to NextGen. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to NextGen.

Sullivan & Cromwell LLP is serving as legal advisor to the placement agents.

INVESTOR WEBCAST

Management of Virgin Orbit and NextGen will discuss the business and the proposed business combination today, at 8:30 a.m. ET. To access the webcast please click here.

The investor presentation is being filed by NextGen with the SEC and will be available on each company’s investor relations website and on the SEC’s website at www.sec.gov.

ABOUT VIRGIN ORBIT

Virgin Orbit builds and operates one of the most flexible and responsive satellite launchers ever invented: LauncherOne, a dedicated launch service for commercial and government-built small satellites. LauncherOne rockets are designed and manufactured in Long Beach, California, and are air-launched from a modified 747-400 carrier aircraft, Cosmic Girl, which allows Virgin Orbit to operate from locations all over the world in order to best serve each customer’s needs.

In just a span of four years since its creation in 2017, Virgin Orbit has developed a proprietary air-launch technology, coupled with world-class manufacturing infrastructure and a proven team to transform space access for a diverse and global customer base.

ABOUT NEXTGEN

NextGen Acquisition Corp. II is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. NextGen is led by George Mattson, a former Partner at Goldman, Sachs & Co., and Gregory Summe, former Chairman and CEO of Perkin Elmer and Vice Chairman of the Carlyle Group. NextGen is listed on Nasdaq under the ticker symbol “NGCA.” For more information, please visit www.nextgenacq.com.

ABOUT VIRGIN GROUP

The Virgin Group is a leading international investment group and one of the world’s most recognized and respected brands. Created in 1970 with the birth of Virgin Records, the Virgin Group has gone on to invest in, incubate, and grow a number of successful businesses in the private and public markets. The Virgin Group has expanded into many sectors since its inception, driven by Sir Richard’s ambition to create the world’s most irresistible brand. These sectors include travel & leisure, financial services, health & wellness, technology & internet-enabled, music & entertainment, media & mobile, space, and renewable energy. The Virgin Group has built significant expertise across these sectors, which it has also successfully applied to investments in non-Virgin branded businesses in which it has seen the opportunity to generate attractive financial returns. https://www.virgin.com.

ABOUT MUBADALA

Mubadala Investment Company manages a global portfolio aimed at generating sustainable financial returns for the Government of Abu Dhabi.

Mubadala’s $243.4 billion (AED 894 billion) portfolio spans six continents with interests in multiple sectors and asset classes. Mubadala leverages deep sectoral expertise and long-standing partnerships to drive sustainable growth and profit, while supporting the continued diversification and global integration of the economy of the United Arab Emirates.

Headquartered in Abu Dhabi, Mubadala has offices in London, Rio de Janeiro, Moscow, New York, San Francisco and Beijing. For more information about Mubadala Investment Company, please visit: www.mubadala.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release relates to a proposed transaction between Virgin Orbit and NextGen. This press release does not constitute (i) solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any security of NextGen, Virgin Orbit, the combined company or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

In connection with the proposed transaction, NextGen intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NextGen, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all NextGen shareholders. NextGen also will file other documents regarding the proposed transaction with the SEC.

This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by NextGen with the SEC may be obtained free of charge from NextGen’s website at https://www.nextgenacq.com/nextgen-ii.html or upon written request to 2255 Glades Road, Suite 324A, Boca Raton, Florida 33431.

PARTICIPANTS IN THE SOLICITATION

NextGen, Virgin Orbit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen’s registration statement on Form S-1 (File No. 333-253848) filed with the SEC on March 25, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between NextGen and Virgin Orbit. All statements other than statements of historical facts contained in this communication, including statements regarding Virgin Orbit’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include, without limitation, Virgin Orbit’s or NextGen’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between Virgin Orbit and NextGen.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the business combination; (ii) the outcome of any legal proceedings that may be instituted against NextGen, Virgin Orbit, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of NextGen; (iv) the inability of Virgin Orbit to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards following the consummation of the business combination; (vii) the risk that the business combination disrupts current plans and operations of Virgin Orbit as a result of the announcement and consummation of the business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the business combination; (ix) changes in applicable laws or regulations; (x) the possibility that Virgin Orbit or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) Virgin Orbit’s estimates of expenses and profitability; (xii) the evolution of the markets in which Virgin Orbit competes; (xii) the ability of Virgin Orbit to implement its strategic initiatives and continue to innovate its existing products; (xiii) the ability of Virgin Orbit to defend its intellectual property; (xiv) the ability of Virgin Orbit to satisfy regulatory requirements; (xv) the impact of the COVID-19 pandemic on Virgin Orbit’s and the combined company’s business; and (xv) other risks and uncertainties set forth in the documents filed or to be filed with the SEC by NextGen.

Virgin Orbit and NextGen caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the as of the date they are made. Neither Virgin Orbit nor NextGen undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Virgin Orbit or NextGen will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in NextGen’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in Virgin Orbit’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

CONTACTS

VIRGIN ORBIT

press@virginorbit.com

NEXTGEN

info@NextGenacq.com